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                                                              EXHIBIT 23(d)

                       INDEPENDENT AUDITORS' CONSENT

  We consent to the incorporation by reference in this Joint Proxy Statement-- Registration Statement of Value Health, Inc. on Form S-4 of our report on Rx Net, Inc. dated March 19, 1993, filed as an exhibit to the Annual Report on Form 10-K of Value Health, Inc. for the year ended December 31, 1994.

                                          Price Waterhouse LLP

St. Louis, MO

June 21, 1995